EXHIBIT 32.1

                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (the "Report") of Community National Bancorporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers of the of the Registrant hereby certify, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  April 14, 2004                  By:/s/Theron G. Reed
                                          -----------------------------
                                          Theron G. Reed
                                          President and Chief Executive Officer


                                       By:/s/W. Paul Gephart
                                          -----------------------------
                                          W. Paul Gephart
                                          Chief Financial Officer